Description of Company	9 Months Ended
Sep. 30, 2021
NEWTOWN LANE MARKETING, INCORPORATED [Member]
Description of Company [Line Items]
DESCRIPTION OF COMPANY

NOTE 1 — DESCRIPTION OF COMPANY

Newtown Lane Marketing, Incorporated (“we”, “our”, “us” or “Newtown”) was incorporated in Delaware on September 26, 2005. We previously held the exclusive license to exploit the Dreesen’s Donut Brand in the United States with the exception of the states of Florida and Pennsylvania, and in Suffolk County, New York, which Dreesen retained for itself. In August 2007 there was a change in control, as detailed below, and we discontinued our efforts to promote the Dreesen’s Donut Brand at that time. The license from Dreesen expired on December 31, 2007.

The interim financial information as of September 30, 2021 and for the three and six month periods ended September 30, 2021 and 2020 have been prepared without audit, pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although we believe that the disclosures made are adequate to provide for fair presentation. These financial statements should be read in conjunction with the financial statements and the notes thereto, included in our Annual Report on Form 10-K, for the fiscal year ended March 31, 2021, previously filed with the SEC.

In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present a fair statement of our financial position as of September 30, 2021 and results of operations and cash flows for the six months ended September 30, 2021 as applicable, have been made. The results of operations for the three and six months ended September 30, 2021 are not necessarily indicative of the operating results that may be expected for the full fiscal year or any future periods.

RECENT EVENTS

On February 8, 2021, the Company entered into an Agreement and Plan of Reorganization (“Merger Agreement”) with Newtown Merger Sub Corp., a Delaware corporation and the Company’s wholly owned subsidiary (“Merger Sub”), and Cyxtera Cybersecurity, Inc. (doing business as Appgate), a Delaware corporation (“Appgate”). Pursuant to the Agreement, Merger Sub will merge with Appgate (the “Merger”) with Appgate being the surviving entity of the Merger and becoming a wholly-owned subsidiary of the Company.

Upon consummation of the Merger (the “Closing”), each share of Appgate’s common stock outstanding on the closing date will be converted into 234,299.84 shares of the Company’s common stock. Additionally, the Company will assume all of Appgate’s obligations under its note issuance agreement (“Notes Issuance Agreement”) and the 5% convertible senior notes (“Convertible Senior Notes”) issued thereunder in an aggregate principal amount of $50 million, with an additional aggregate principal amount of $25 million subject to issuance at Closing (the “Additional Notes”) and a further aggregate principal amount of $25 million issuable, in the option of the holders, within 12 months of signing of the Merger Agreement.

It is estimated that, at the Closing and assuming none of the Convertible Senior Notes or Additional Notes have been converted into shares of the Company’s common stock and not taking into account an equity incentive plan, the current stockholder’s of Appgate will own approximately 89% of the outstanding shares of the Company’s common stock and the current stockholders of the Company will own approximately 11% of the outstanding common stock of the Company.

The Merger is expected to be consummated in the third quarter of 2021, subject to the fulfillment of certain closing conditions.